UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Event: September 11, 2008

STUDIO II BRANDS, INC.

(Exact name of registrant as specified in its charter)

Florida	0-51355	65-0664963
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16F/ Honest Motors Building 9-11 Leighton Road Causeway Bay, Hong Kong
(Address of principal executive offices)

Registrant’s telephone number, including area code: (852) 2410 8869

Studio II Productions, Inc.

(former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As reported on a Definitive Schedule 14C Information Statement filed with the Securities and Exchange Commission on August 18, 2009, pursuant to written consents dated June 10, 2009 and August 4, 2009, the majority shareholder of Studio II Brands, Inc., a Florida corporation (the “Company”) voted in favor of proposals submitted by the Board of Directors to change the Company’s name to “Studio II Brands, Inc.” and to complete a 1-for-2 reverse stock split.  Both the name change and the reverse split have become effective.  The name change to Studio II Brands, Inc. became effective on September 11, 2009, when it was approved by the Florida Secretary of State.

Exhibits

(d)  The following exhibit is filed herewith:

3.1  Certificate of Amendment, filed with the Florida Secretary of State.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STUDIO II BRANDS, INC.

Date: September 22, 2009

/s/ Cheung Ming

---------------------------------
By:  Cheung Ming
Its:   President